                                                                    EXHIBIT 10.7


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS AND ENCLOSED BY BRACKETS. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


--------------------------------------------------------------------------------


                               FIRST AMENDMENT TO

                     DEVELOPMENT AND MANUFACTURING AGREEMENT

                                 BY AND BETWEEN

                             ANSYS DIAGNOSTICS, INC.

                                       AND

                         ROCHE DIAGNOSTIC SYSTEMS, INC.

                                      DATED

                               SEPTEMBER 25, 1998

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

                               FIRST AMENDMENT TO
                     DEVELOPMENT AND MANUFACTURING AGREEMENT

         This First Amendment to Development and Manufacturing Agreement is entered into to be effective as of the September 25, 1998, by and between Roche Diagnostic Systems, Inc. ("RDS"), a corporation organized and existing under the laws of the State of New Jersey with offices at 9115 Hague Road, Indianapolis, Indiana 42650, and ANSYS Diagnostics, Inc., formerly ANSYS, Inc. ("ANSYS"), a corporation organized and existing under the laws of the State of California, with offices at 25200 Commercentre Drive, Lake Forest, California 92630.

         WHEREAS, RDS and ANSYS entered into a Development and Manufacturing Agreement effective as of September 1, 1996 (the "Agreement"), whereby RDS and ANSYS agreed to jointly develop a single test kit for biological and chemical analytes including, without limitation, certain drugs of abuse, which kit the parties commonly refer to in the Agreement as the "Device" and otherwise as "TesTstik;"

         WHEREAS, RDS and ANSYS have jointly developed a two-test kit and a four-test kit for biological and chemical analytes based upon the same technology and dipstick design, which the parties commonly refer to as "TesTstik 2" and "TesTstik 3," respectively;

         WHEREAS, each of RDS and ANSYS desire to amend the Agreement in certain respects to provide for the further development and manufacturing of TesTstik 2 and TestTstik 3;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants of the parties set forth herein, the parties agree as follows:

         1. The Agreement is hereby amended to reflect that ANSYS has amended its Articles of Incorporation to change its name from ANSYS, Inc. to ANSYS Diagnostics, Inc.

         2. The Agreement is hereby amended to add new Sections 1.6 and 1.7 as follows:

                  1.6 "TesTstik 2" shall mean the two-test dipstick device developed by RDS and ANSYS to test various fluids for biological and chemical analytes including, without limitation, certain drugs of abuse through the utilization of RDS's Reagent Technology. The product specifications for TesTstik 2 are set forth on Exhibit A-1, which RDS may, subject to ANSYS's reasonable approval, modify from time to time.

                  1.7 "TesTstik 3" shall mean the three-test dipstick device developed by RDS and ANSYS to test various fluids for biological and chemical analytes including, without limitation, certain drugs of abuse through the utilization of RDS's Reagent Technology. The product specifications for TesTstik 3 are set forth on Exhibit A-2, which RDS may, subject to ANSYS's reasonable approval, modify from time to time.

         3. References in the Agreement to "the Device" at Sections 2.1(b), 2.2(a), 2.3, 2.4, 3.1(a), 3.1(e), 3.2(a), 3.2(b), 3.4, 3.6, 3.7, 3.9, 4.0, 5.0,
6.0, 7.0, 8.0, 9.1(b), 11.3, and 11.5 are hereby amended to read "the Device, TesTstik 2 and TesTstik 3" and all such provisions shall apply equally to each of the Device, TesTstik 2 and TesTstik 3.

         4. A new Section 3.10 is hereby added to the Agreement as follows:

                  "3.10. ANSYS shall be responsible for selecting and purchasing the equipment and materials, including without limitation, product tooling and hardware, necessary to manufacture TesTstik 2 and TesTstik 3, all as set forth in the capital budget attached hereto as Exhibit E and incorporated herein by this reference. Other than as set forth on Exhibit E, ANSYS shall not purchase any equipment or materials without RDS's prior written approval. In lieu of direct and immediate reimbursement of ANSYS' capital expenditures under this Section 3.10, the parties agree that ANSYS shall recoup the total documented expenditures plus [***], not to exceed $[***], in respect of such capital expenditures from an increase in the per unit price of the TesTstik device equal to $[***] per unit for TesTstik units shipped on or after the effective date of this Agreement. As and when ANSYS has fully recouped the total documented expenditures plus [***] through such price increase, RDS shall own the entire right, title and interest to such equipment and materials, and ANSYS shall have no right, title or interest therein,

[***] Confidential treatment has been requested for redacted portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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

         except the right to use such equipment and materials to manufacture and supply TesTstik 2 and TesTstik 3 to RDS pursuant to the terms of this Agreement. Such equipment shall, upon the request of RDS, be delivered by ANSYS to RDS upon the expiration or termination of this Agreement.

                  In the event that RDS ceases to purchase TesTstik product from ANSYS, any unrecouped portion of the capital expenditure charge shall become immediately due and payable, and RDS shall remit payment of such sum within ten (10) days of ANSYS written request therefor.

                  3.11 Pricing. Pricing for TesTstik 2 and TesTstik 3 is as set forth on Exhibit F and incorporated herein by this reference. In the event that RDS modifies the product specifications set forth in Exhibit A-1 or A-2 or that the assumptions set forth in Exhibit F are not implemented, then the parties shall negotiate appropriate modifications to Exhibit F.

                  3.12 TesTstik 2 and TesTstik 3 Launch Date. The target launch date for TesTstik 2 and TesTstik 3 is [***] after the date this First Amendment is executed."

         5. Section 11.15 of the Agreement is hereby amended to provide that the address for notice to ANSYS is:


                        ANSYS Diagnostics, Inc.
                        25200 Commercentre Drive
                        Lake Forest, California  92630
                        Attn:  President
                        Telecopier No.:  (949) 768-0311


[***] Confidential treatment has been requested for the redacted portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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

         6. Except as expressly modified hereby, the parties hereby ratify and confirm the Agreement in all respects.

         7. This First Amendment may be executed in two (2) counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                  IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this First Amendment to be effective as of the dates first set forth above.

ANSYS DIAGNOSTICS, INC.,                    ROCHE DIAGNOSTIC SYSTEMS, INC.,
a California corporation                    a New Jersey corporation


By: /s/ Stephen K. Schultheis               By: /s/ Robert L. Aromando, Jr.
    ---------------------------------           --------------------------------
    Stephen K. Schultheis                       Robert L. Aromando, Jr.
    President and C.E.O.                        Director, Global Marketing
                                                Point of Care, DAT


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

                                   EXHIBIT A-1
                      PRODUCT SPECIFICATIONS FOR TESTSTIK 2
                                   PAGE 1 OF 2
                           GENERAL PRODUCT APPEARANCE





                   [THREE PICTURES OF THE TESTSTIK 2 PRODUCT]

                                     [***]

[***] Confidential treatment has been requested for the redacted portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.



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

                                   EXHIBIT A-2
                      PRODUCT SPECIFICATIONS FOR TESTSTIK 3
                                   PAGE 2 OF 2
                             FUNCTIONAL REQUIREMENTS

o        The overall functionality of the device will be similar to the current
         TesTstik.

o There are [***] per device. The strips are identical to those used in the TesTstik product.

o The length of the device will be the same as TesTstik. The width of the slide will be approximately 0.09 inches. The overall thickness will be approximately the same as the current TesTstik.

o The sample window, test valid and result windows, will be approximately the same size as the current TesTstik.

o The device will require a maximum of 10 seconds immersion into the urine sample. The results of the particular drug assay shall be interpretable within 3 minutes.

o The drug type will be pad printed next to the appropriate result window. All other printing will be similar to that of TesTstik. Only 1 color will be printed. The protective slide will have the text:
         "TesTstik 2", this will be pad printed with the same blue ink as the device housing. The artwork will be supplied by Roche.

o A tab will be torn off the slide component to expose the result window at the appropriate time. This feature is similar to the current TesTstik product.

o The device will be sealed with a desiccant material inside a foil pouch. Lot number and expiration date will be printed on each foil pouch.

o        The component materials will be the same as TesTstik.


[***] Confidential treatment has been requested for the redacted portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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

                                    EXHIBIT E
                     CAPITAL EXPENDITURES IN CONNECTION WITH
                    PRODUCT DEVELOPMENT AND MANUFACTURING FOR
                            TESTSTIK 2 AND TESTSTIK 3



         Prototype molds (single-cavity)              $     [***]
         Production molds (four-cavity)                     [***]
         Pad printing equipment                             [***]
         Sealing equipment                                  [***]
         Assembly fixtures                                  [***]
         Gluing equipment                                   [***]
         Miscellaneous                                      [***]

         TOTAL                                        $     [***]




[***] Confidential treatment has been requested for the redacted portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT F
                  PRODUCT PRICING FOR TESTSTIK 2 AND TESTSTIK 3



         TesTstik 2                 $ [***]*
         TesTstik 3                 $ [***]*



         (*) Based upon manual assembly, manual packaging, and RDS supplying nitrocellulose and reagents. If ANSYS purchases nitrocellulose and performs all quality control of the membrane and other assumptions remain constant, prices are as follows:

         TesTstik 2                 $ [***]
         TesTstik 3                 $ [***]





[***] Confidential treatment has been requested for redacted portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


9